UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 1, 2008

IKANOS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-51532	73-1721486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47669 Fremont Boulevard

Fremont, CA 94538

(Address of principal executive offices, including zip code)

(510) 979-0400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Director

As described more fully below under Item 5.02(e), Michael A. Ricci resigned from the Board of Directors effective on the Effective Date of his Separation Agreement (as these capitalized terms are defined below).

(e) Separation Agreement with Former President and Chief Executive Officer

Ikanos Communications, Inc. (the “Company”) previously reported on a Current Report on Form 8-K dated July 23, 2008, that former President and Chief Executive Officer Michael A. Ricci left the company.

The Company entered into a separation agreement and mutual releases (the “Separation Agreement”) with Mr. Ricci on August 1, 2008, which sets forth terms and provisions governing Mr. Ricci’s termination of employment as President and Chief Executive Officer of the Company. The Separation Agreement becomes effective seven days from the date it was signed by Mr. Ricci (the “Effective Date”) as long as he does not revoke it. Under the terms of the Separation Agreement, Mr. Ricci will also resign from his role as a member of the Company’s Board of Directors on the Effective Date.

Pursuant to the Separation Agreement, the Company agrees to pay Mr. Ricci a lump sum equivalent to one year of his base salary, for a total of three hundred ninety thousand dollars ($390,000), less applicable withholding. Mr. Ricci will also receive an additional lump sum totaling one hundred seventy thousand dollars ($170,000), without any withholding, and the Company will also pay personal attorney fees associated with his Separation Agreement totaling $25,000. Mr. Ricci will also receive accelerated vesting of all outstanding options and awards as of July 25, 2008, his last day employed by the Company, and free and clear title to certain personal computer equipment he used while employed with the Company. He will also receive reimbursement of COBRA medical payments for a period of twelve (12) months. In addition, the Company and Mr. Ricci agreed to mutual releases.

The Separation Agreement is filed hereto as Exhibit 10.1 and is incorporated herein by reference, and the descriptions thereof contained in this Form 8-K are qualified in all respects by the terms and provisions of such agreement.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Separation agreement and mutual releases with Michael Ricci dated August 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IKANOS COMMUNICATIONS, INC.

By:	/s/ Noah D. Mesel
Noah D. Mesel
Vice President and General Counsel

Date: August 7, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation agreement and mutual releases with Michael Ricci dated August 1, 2008.